 Exhibit 32.1

SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF MASCOT VENTURES INC.

In connection with the accompanying Annual Report on Form 10-K of Mascot Ventures Inc. for the year ended October 31, 2012, the undersigned, Wendy Wildmen, President and Chief Executive Officer of Mascot Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended October 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended October 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Mascot Ventures Inc.

Date: January 23, 2013	/s/ Wendy Wildmen
Wendy Wildmen
President and Chief Executive Officer, Treasurer (and principal financial officer and principal accounting officer)